UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2020

MIX TELEMATICS LIMITED
(Exact Name of Registrant as Specified in its Charter)

Republic of South Africa	001-36027	Not Applicable
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

750 Park of Commerce Blvd
Suite 110	Boca Raton
Florida	33487	+1	(561)	404-2934
(Address of Principal Executive Offices)		Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 25 Ordinary Shares, no par value	MIXT	New York Stock Exchange
Ordinary Shares, no par value		New York Stock Exchange (for listing purposes only)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

This report contains a copy of the submission to the Johannesburg Stock Exchange by MiX Telematics Limited (the “Company”) announcing dealings in securities by Directors of MiX Telematics and Directors of Major Subsidiaries of the Company. The submission is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including the information contained in the presentation furnished as Exhibit 99.1 hereto, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No. Description of Exhibit

99.1 Submission to the Johannesburg Stock Exchange - Dealings in Securities by Directors of MiX Telematics and Directors of Major Subsidiaries of MiX Telematics Limited: Share Appreciation Rights

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               MIX TELEMATICS LIMITED

               By: /s/ John Granara
               Name: John Granara
               Title: Chief Financial Officer

Date: June 5, 2020

Exhibit 99.1

MiX TELEMATICS LIMITED
(Incorporated in the Republic of South Africa)
(Registration number 1995/013858/06)
JSE share code: MIX
NYSE share code: MIXT
ISIN: ZAE000125316
LEI Code: 529900S6HHR7CK7BU646
(“MiX Telematics”)

DEALINGS IN SECURITIES BY DIRECTORS OF MIX TELEMATICS AND BY DIRECTORS OF MAJOR SUBSIDIARIES OF MIX TELEMATICS: SHARE APPRECIATION RIGHTS

Shareholders are advised of the following information relating to the award and off-market acceptance of share appreciation rights (“SARs”) under the MiX Telematics Limited Long-Term Incentive Plan (“LTIP”), the vesting of which will occur on an annual basis in four equal tranches commencing on June 1, 2022 and will be subject to the performance condition of the achievement of 10% compounded annual growth in the MiX Telematics share price. The total value of each award will be determined, for the number of SARs exercised, by calculating the difference between the award price per SAR and the closing share price on the day before the exercise date.

Name of director:	John Granara
Transaction date:	June 3, 2020
Class of securities:	SARs in respect of ordinary shares
Number of securities:	SARs awarded in respect of 900 000 ordinary shares
Award price per SAR:	R5.90
Nature of transaction:	Award of SARs under the LTIP
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

Name of director:	Charles Tasker
Transaction date:	June 3, 2020
Class of securities:	SARs in respect of ordinary shares
Number of securities:	SARs awarded in respect of 900 000 ordinary shares
Award price per SAR:	R5.90
Nature of transaction:	Award of SARs under the LTIP
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

Name of director:	Stefan Joselowitz
Transaction date:	June 3, 2020
Class of securities:	SARs in respect of ordinary shares
Number of securities:	SARs awarded in respect of 800 000 ordinary shares
Award price per SAR:	R5.90
Nature of transaction:	Award of SARs under the LTIP
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

Name of director:	Rory McWilliams
Name of subsidiary company:	MiX Telematics International Proprietary Limited
Transaction date:	June 3, 2020
Class of securities:	SARs in respect of ordinary shares
Number of securities:	SARs awarded in respect of 200 000 ordinary shares
Award price per SAR:	R5.90
Nature of transaction:	Award of SARs under the LTIP
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

Name of director:	Catherine Lewis
Name of subsidiary company:	MiX Telematics International Proprietary Limited
Transaction date:	June 3, 2020
Class of securities:	SARs in respect of ordinary shares
Number of securities:	SARs awarded in respect of 700 000 ordinary shares
Award price per SAR:	R5.90
Nature of transaction:	Award of SARs under the LTIP
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

Name of director:	Gert Pretorius
Name of subsidiary company:	Director of MiX Telematics Africa Proprietary Limited, MiX Telematics Investments Proprietary Limited and MiX Telematics International Proprietary Limited
Transaction date:	June 3, 2020
Class of securities:	SARs in respect of ordinary shares
Number of securities:	SARs awarded in respect of 700 000 ordinary shares
Award price per SAR:	R5.90
Nature of transaction:	Award of SARs under the LTIP
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

Name of director:	Paul Dell
Name of subsidiary company:	Director of MiX Telematics Investments Proprietary Limited
Transaction date:	June 3, 2020
Class of securities:	SARs in respect of ordinary shares
Number of securities:	SARs awarded in respect of 500 000 ordinary shares
Award price per SAR:	R5.90
Nature of transaction:	Award of SARs under the LTIP
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

Name of director:	Daniel Reichenberg
Name of subsidiary company:	Director of MiX Telematics Africa Proprietary Limited
Transaction date:	June 3, 2020
Class of securities:	SARs in respect of ordinary shares
Number of securities:	SARs awarded in respect of 225 000 ordinary shares
Award price per SAR:	R5.90
Nature of transaction:	Award of SARs under the LTIP
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

Name of director:	Sabelo Toyi
Name of subsidiary company:	Director of MiX Telematics International Proprietary Limited
Transaction date:	June 3, 2020
Class of securities:	SARs in respect of ordinary shares
Number of securities:	SARs awarded in respect of 225 000 ordinary shares
Award price per SAR:	R5.90
Nature of transaction:	Award of SARs under the LTIP
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

Name of director:	Kgomotso Bokaba
Name of subsidiary company:	Director of MiX Telematics International Proprietary Limited
Transaction date:	June 2, 2020
Class of securities:	SARs in respect of ordinary shares
Number of securities:	SARs awarded in respect of 225 000 ordinary shares
Award price per SAR:	R5.90
Nature of transaction:	Award of SARs under the LTIP
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

5 June 2020

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